Trade and Other Receivables	6 Months Ended
Jun. 30, 2025
Trade and Other Receivables [Abstract]
TRADE AND OTHER RECEIVABLES
12	TRADE AND OTHER RECEIVABLES

	(Unaudited)	(Audited)
	June 30, 2025	December 31, 2024
	USD	USD

Trade receivables	9,122,604	8,082,277
Other receivables	951,036	1,326,228
Advances paid for content and service providers	864,345	1,016,045
Prepayments	672,480	242,669
Other financial assets	26,220	22,779
Allowance for expected credit losses	(1,347,333)	(1,185,842)
	10,289,352	9,504,156

Trade receivables are non-interest bearing and are generally on terms of 30 to 120 days.

An analysis of expected credit losses is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on days past due for groupings of various customer segments with similar loss patterns (i.e., by geographical region, product type, customer type and rating, and coverage by letters of credit or other forms of credit insurance). The calculation reflects the probability-weighted outcome and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions.

At June 30, 2025 and December 31, 2024, the ageing analysis of unimpaired trade receivables is as follows:

		Neither past due nor	Past due but not impaired
	Total	impaired	30-60 days	60-90 days	90-120 days	>120 days
	USD	USD	USD	USD	USD	USD
June 30, 2025 (Unaudited)	7,775,271	6,425,258	551,551	461,070	223,071	114,321
December 31, 2024 (Audited)	6,896,435	4,998,433	236,168	816,950	552,392	292,492